
UCP

Investor Presentation

December 2015

Forward-Looking Statements



We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, beliefs, expectations or intentions, financial condition, liquidity, results of operations, cash flow and plans and objectives. When we use the words "believe," "expect," "anticipate," "estimate," "plan," "project," "goal," "potential," "predict," "continue," "intend," "should," "may" or similar expressions, we intend to identify forward-looking statements.

Statements regarding the following subjects, among others, may be forward-looking: economic changes, either nationally or in the markets in which we operate, including declines in employment, volatility of mortgage interest rates and inflation; downturns in the homebuilding industry, either nationally or in the markets in which we operate; continued volatility and uncertainty in the credit markets and broader financial markets; our business operations; changes in our business and investment strategy; availability of land to acquire and our ability to acquire such land on favorable terms or at all; availability, terms and deployment of capital; our ability to successfully integrate the acquisition of the assets and liabilities of Citizens Homes, Inc.; disruptions in the availability of mortgage financing or increases in the number of foreclosures in our markets; shortages of or increased prices for labor, land or raw materials used in housing construction; delays or restrictions in land development or home construction or reduced consumer demand resulting from adverse weather and geological conditions or other events outside our control; the cost and availability of insurance and surety bonds; changes in, or the failure or inability to comply with, governmental laws and regulations; the timing of receipt of regulatory approvals and the opening of communities; the degree and nature of our competition; our leverage and debt service obligations; our future operating expenses, which may increase disproportionately to our revenue; our ability to achieve operational efficiencies with future revenue growth; our relationship, and actual and potential conflicts of interest, with PICO Holdings Inc.; and availability of qualified personnel and our ability to retain our key personnel.

The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

UCP



Company Snapshot

Company Highlights

- Homebuilder and land developer focused on high growth markets
  - Founded in 2004 by CEO Dustin Bogue
  - Headquartered in San Jose, California
- Acquired by PICO Holdings in 2008 to capitalize on dislocation in the housing market
  - Over $500mm of capital deployed
  - IPO in July 2013 raised $116mm
  - Debt offering in 2014 raised $75mm
- Significant land position of 6,712 lots(1)
  - Over 55% acquired prior to 2012
  - Entered the Southeast through the acquisition of Citizens Homes in March 2014.
- Future earnings growth trajectory to come from:
  - Build-out of current inventory
  - Organic growth in existing footprint
  - Adjacent market expansion

High Growth Market Focus



SF Bay Area
Central Valley
Southern California
Pacific Northwest
Southeast

Attractive Land Position

As of 9/30/2015

Lots By Market(1)



Southeast 27%
Central Valley 23%
Southern California 6%
Pacific Northwest 14%
Bay Area 30%

Lots By Vintage



2015 13%
2008-2010 38%
2014 33%
2011-2013 16%

58% of 2014-2015 YTD owned and controlled lots were a result of Southeast expansion

(1) Owned and controlled as of September 30, 2015. Includes 321 homes under construction.



Geographic Segment Overview

	Central Valley	Bay Area	Southern California	Pacific Northwest	Southeast
Primary Counties/ Metros	• Fresno • Madera • San Joaquin • Tulare • Sacramento	• Santa Clara • Monterey • San Benito	• Los Angeles • Kern • San Bernardino	• Seattle • Olympia	• Charlotte • Raleigh-Durham • Nashville • Myrtle Beach
2014 Deliveries	172	98	7	32	123
2014 Avg. Sales Price ($000s)	$333	$608	$282	$299	$220
2014 Consolidated Revenue ($mm)	$65.8	$81.1	$2.0	$12.0	$30.3
Total Inventory[1] *(Owned & Controlled Lots)*	1,519	2,001	443	940	1,809
Active Communities[2]	5	6	3	5	9
Market Highlights	▪ Active in desirable submarkets ▪ UCP offers wide range of homes ▪ Deep land positions	▪ Among best performing U.S. economies ▪ Constrained land supply ▪ High barrier to entry markets	▪ Large and diverse market ▪ UCP strategically positioned across multiple sub markets, price points, buyer types ▪ Strong growth market for UCP	▪ Dynamic market with job growth, low unemployment and a highly educated workforce ▪ Diversified product mix by market segment	▪ Employment growth exceeds national averages ▪ Focused primarily on the 1st and 2nd move-up buyers ▪ Well situated in high demand markets

UCP

(1) Company management, data as of September 30, 2015. Includes 321 homes under construction.
(2) Company management, data as of September 30, 2015. Active communities consist of those developments with which UCP has more than 15 homes remaining to sell.

Strong Historical Growth Trajectory

UCP has effectively deployed over $500mm in capital since 2008, amassing an attractive portfolio of well-located lots in high growth markets and significantly ramping up its homebuilding activities.



1 PICO Acquisition *(2008–2012)*

- Opportunistically deployed $219mm to acquire over 6,000 lots
- Strategic expansion into Pacific Northwest
- Formed Benchmark Communities (2010)

2 IPO and Growth *(2013+)*

- Opened 27 communities since IPO
- 6,712 lots owned and controlled(1)
- Sufficient to supply 3-4 years of rapid growth in core markets
- Opened operations in both Southern California and the Southeast
- 28 active communities at 09/30/15(2)



2011
2012
2013
2014
2015
33
41
196
432
609
2011
2012
2013
2014
LTM Q3 2015

Homebuilding Deliveries

(1) As of September 30, 2015. Includes 321 homes under construction.
(2) Active communities consist of those developments with which UCP has more than 15 homes remaining to sell.



Q3 2015 vs Q3 2014 Accomplishments

- ☑ Grew revenue from homebuilding operations by 100%
- ☑ Increased home deliveries by 82%
- ☑ Third straight quarter of sequential gross margin improvement
- ☑ Reduced SG&A expense as a percentage of total revenue by 450 bps
- ☑ Opened 5 new communities and improved absorption pace to achieve a 112% increase in net new home orders to 216 homes
- ☑ Ended the quarter with 288 homes in backlog, up 150% year-over-year
- ☑ Restored company to profitability and continued to improve fixed cost base
- ☑ Made investments in people and infrastructure to support significant growth



Investment Highlights

- Exposure to high growth markets
- Long, high quality land position to fuel growth trajectory
- Significant runway to accelerate homebuilding community count
- Building backlog to support growth objectives
- Strong 1st move-up buyer focus with wide range of product capabilities
- Proven land acquisition, entitlement and development platform
- Opportunity to enhance profitability through scale and efficiencies

UCP



Exposure to High Growth Markets

- UCP has an established footprint in some of the most attractive long-term housing markets in the U.S.
- UCP's markets characterized by high employment, healthy economies, low inventory supplies and favorable demographics
- Employment growth out-pacing building permit issuances in majority of UCP's markets.

Job Gains Outpacing Permits in Many California and Washington Markets

Annual Employment Growth / Building Permits



12.3
7.1
5.6
5
4.8
2.7
2.3
1.8
1.7
0.7
0.4
Demand outpaces supply in many of UCP's markets
Monterey
San Bernardino
Santa Clara County
Fresno
Olympia
Nashville
Charlotte
Raleigh-Durham
Seattle Metro
Bakersfield
Myrtle Beach

Sales Volume In Key Markets is Strong...

Annual New SFD Sales Volume % Y-o-Y Change (2015E)



7.5%
7.5%
8.0%
10.0%
10.0%
10.0%
10.0%
15.0%
20.0%
20.0%
25.0%
Olympia
Seattle Metro
Raleigh-Durham
Nashville
Myrtle Beach
Charlotte
Santa Clara
San Bernardino
Kern
Fresno
Monterey

As Are Future Price Expectations

Annual New SFD Sales Price % Y-o-Y Change (2015E)



3.0%
3.0%
4.0%
4.0%
5.0%
6.0%
6.0%
6.0%
6.0%
8.0%
10.0%
Myrtle Beach
San Bernardino
Raleigh-Durham
Charlotte
Santa Clara
Nashville
Olympia
Kern
Fresno
Seattle Metro
Monterey

UCP

Sources: Meyers Research (Sales and Price Data); U.S. Census Bureau (Building Permits); and BLS (Employment). As of April, 2015.

Long Land Position to Fuel Growth



Lot Supply by Market

Lots as of 9/30/2015 (1)

Market	Lots: Owned	Lots: Controlled	Lots: Total	LTM Q3 15 Deliveries	Years Land Supply(2)
Central Valley	1,519	--	1,519	147	10+
Bay Area	1,664	337	2,001	116	10+
Pacific Northwest	908	32	940	61	10+
Southern California	397	46	443	45	9.8
Southeast	1,081	728	1,809	240	7.5
Total	5,569	1,143	6,712	609	10+

- Opportunity to accelerate community openings
- Strategic and well-positioned lot supply
- Adequate supply to fulfill growth objectives

Owned and Controlled Lot Vintage

Lots as of 9/30/2015

West Reporting Segment


2014-2015
26%
2008-2010
52%
2011-2013
22%

East Reporting Segment


2015
30%
2014
70%

Following the Citizens Home acquisition, UCP has increased its total lots by 1,434 in the Southeast

UCP

(1) Includes 321 homes under construction.
(2) Years land supply defined as total owned and controlled lots divided by trailing 12 month deliveries.

Significant Runway for Community Growth

Active Selling Communities

End of Period



4
9
21
28
2012
2013
2014
LTM Q3 2015

Active Communities by Division

	Active Community Count at Q3 15
Southern California	3
Pacific Northwest	5
Central Valley	5
SF Bay Area	6
Southeast	9
Total	**28**

Lots in Active Communities

As of 9/30/2015[1]



Active
25%
Future
75%

- *1,405 active lots in 28 active communities as of 9/30/15*

Note: Active communities consist of those developments with which UCP has more than 15 homes remaining to sell.
(1) Includes 321 homes under construction.

Building Backlog to Fuel Future Growth



UCP has substantially grown it's backlog since 2013, in both unit count and dollar balance, as community count has ramped up.

Backlog Over Time



288
26
35
91
2012
2013
2014
Q3 2015





Backlog $ Value By Reporting Segment

As of 9/30/2015



East Reporting Segment 15%
West Reporting Segment 85%

UCP



Strong Move-Up and 1st Time Buyer Focus

UCP's buyers consist primarily of move-up and first time buyers, representing 70% of transactions.(1)

- Given market conditions, and low prevailing interest rates, many of UCP's buyers fund homes via conventional loans
- The average buyer has a FICO credit score that exceeds 729, which has gradually improved over recent quarters
- Move-up products represent ~43% of UCP's deliveries in the Central Valley and Bay Area divisions

Buyer Split(2)

12 Months Ended 12/31/2014


Other
4%
Retiree
11%
Re-Entry
12%
Move-Up
47%
First Time
26%

Division	2014 ASP ($000's)	Current Base Price Range ($000's)	Commentary
Central Valley	$333	$189-514	▪ Home sizes range from 1,500 – 3,500 sq. ft. in variety of plan offerings
Bay Area	$608	$458-670	▪ Current communities positioned to local move-up families and regional move-down empty nesters
Pacific Northwest	$299	$252-915	▪ Segmented by geography with King County offering move-up product and Thurston County featuring mixed array of first time and move-up
Southern California	$282	$250-818	▪ Bakersfield positions ($250-350K) segmented by location and product to mix of first-time and move-up. Rancho Cucamonga ($750K+) predominantly move-up
Southeast	$220	$159-500	▪ Flexible product array designed to compete across multiple price points and geographies

Note: Based on preferred lender data, which has a 69% capture rate.
(1) Data only represents Pacific Northwest, Central Valley, SF Bay Area and Southern California markets.

UCP



Proven Land Acquisition, Entitlement and Development Platform

UCP's Development Expertise

- Land development is a key skill set of UCP's senior management
- UCP's substantial land position allows flexibility to either build homes or sell lots to third-party homebuilders
- Provides the company with three strategic advantages:
  1. Building on existing lots in periods of cyclical expansion,
  2. Manage the risk of a long lot position in periods of cyclical contraction by selling
- Long-standing relationships with key land owners, broker, lenders and development companies facilitates the strategy
- ***UCP management excels in complex land acquisition scenarios where other buyers are deterred, allowing the company to maximize risk adjusted returns***

1 Disciplined Sourcing

- Focused on privately negotiated deals
- Target specific markets and assets using local market knowledge and strategic analysis
- Large pipeline of potential deals

2 Structuring / Negotiation

- Up front asset valuation and downside analysis
- Senior executive approval process
- Match contract terms to risk profile

3 Evaluation / Diligence

- Risk identification, analysis, and mitigation
- Deep local expertise and extensive diligence
- Creation and approval of business plan

4 Closing / Execution

- Transparent communication with sellers
- Established goodwill and track record
- Transactional experience

UCP



EastGarrison Project Highlights


EastGarrison

Community Overview

- 1,400 unit master planned community in Monterey, CA
- ~245 acres of property located on a former Army base
- Acquired in 2009 after thirteen years of entitlement
- Supply-constrained marketplace
- Three development phases: Phase I opened in June 2013 with 3 neighborhoods and Phase II opening in December 2015
- Strong buyer demand supports revenue growth



Key Project Statistics

Total Lots	1,400
Lots Remaining (9/30)	1,192
Development and Entitlement Status	**Phase I:** Finished Lots; Currently Selling **Phase II:** Land Development Substantially Complete, Homes Released for Sale in December **Phase III:** Vesting Tentative Map
ASP Range	$461K - $658K
Product Plan Types	Single-family (6 types), Townhomes, Condo, Apartments

UCP



2014 Year-over-Year Performance

2014 represented another high growth year for UCP, substantially surpassing 2013 figures in terms of revenue, deliveries and backlog.

Total Revenue



+106%
$191.2 (1)
$92.7
$72.5
$20.2
$155.4
$32.5
2013
2014
Land development
Homebuilding

Adj. Gross Margin (2)



Consolidated: 24.7%
Consolidated: 19.0%
22.3%
33.2%
18.4%
22.2%
2013
2014
Homebuilding
Land development

Homes and Lots Delivered



Homes: +120%
Lots: +38%
196
253
432
348
ASP
$370k
$360k
2013
2014
Homes Delivered
Lots Delivered

Backlog



+90%
$17.1
$32.5
2013
2014

UCP

(1) Total includes corporate and unallocated revenues of $3.3mm in 2014. Corporate and Unallocated represents construction management services provided by the Company related to its April 2014 Citizens Acquisition, and segments not attributable to homebuilding and land development operations.

(2) Adjusted Gross Margin adjusted to exclude capitalized interest, impairments and abandonment charges in cost of sales.

Financial Summary

($ in millions, except where noted)	Fiscal Year Ending December 31, 2012	2013	2014
Net Orders	61	205	473
Homebuilding Deliveries	41	196	432
ASP (000s)	$343	$370	$360
Revenue			
Homebuilding	$14.1	$72.5	$155.4
Land Revenue	44.1	20.2	32.5
Other	--	--	3.3
Total Revenue	**$58.1**	**$92.7**	**$191.2**
% Growth		*59.5%*	*106.2%*
Homebuilding Adjusted Gross Margin[1]	*30.9%*	*22.3%*	*18.4%*
Operating Expenses			
Sales & Marketing	$2.9	$6.6	$13.7
G&A	10.1	19.4	27.4
Total Operating Expenses	**$13.0**	**$26.0**	**$41.2**
Other Income	$0.6	$0.3	$0.1
Pre-Tax Income	**$3.0**	**($4.3)**	**($7.7)**

(1) Homebuilding adjusted gross margin is a non-U.S. GAAP financial measure. A discussion of homebuilding adjusted gross margin is included on Appendix A hereto, as well as a reconciliation between homebuilding gross margin and adjusted homebuilding gross margin.



Proven, Entrepreneurial Management Team

Executive	Experience *(in years)*	Background
 **Dustin Bogue** *Founder and President*	20+	• Founded UCP predecessor company in 2004 • Previously, VP of Development and Sales at Landcastle Real Estate • Principal / broker in 100+ residential real estate transactions exceeding $1bn in value
 **Will La Herran** *Chief Financial Officer*	29+	• Joined UCP as CFO in 2005 • Over 29 years of financial experience across industries • Lead / participating lender in over 50 transactions exceeding $4bn in value
 **Terry Secor** *Corporate VP of Operations*	20+	• Serves as Corporate Vice President of Operations for Benchmark Communities, UCP's wholly-owned homebuilding subsidiary • Previously held senior land development and construction positions at Centex Homes and McMillin Homes
 **Allen Bennett** *VP and General Counsel*	30+	• Joined UCP in 2009 as General Counsel, overseeing legal affairs and risk management • Former Director of Land Acquisition and Entitlements for Centex Homes • Previously, Partner at Sagaser, Franson and Jones law firm, practicing real estate law

UCP

Appendix A

	2012	%	2013	%	2014	%
Homebuilding Adjusted Gross Margin(1)			*(Dollars in thousands)*			
Homebuilding revenue	$14,060	100.0%	$72,511	100.0%	$155,417	100.0%
Cost of home sales	9,832	69.9%	57,500	79.3%	129,577	83.4%
Homebuilding gross margin	4,228	30.1%	15,011	20.7%	25,840	16.6%
Add: interest in cost of home sales	122	0.9%	1,174	1.6%	2,789	1.8%
Add: impairment and abandonment charges	--	--%	--	--%	--	--%
Adjusted homebuilding gross margin	4,350	30.9%	$16,185	22.3%	$28,629	18.4%
Homebuilding gross margin percentage	30.1%		20.7%		16.6%	
Adjusted homebuilding gross margin percentage	30.9%		23.3%		18.4%	

(1) Homebuilding adjusted gross margin percentage is a non-U.S. GAAP financial measure. Adjusted gross margin is defined as gross margin plus capitalized interest, impairment and abandonment charges. We use adjusted gross margin information as a supplemental measure when evaluating our operating performance. We believe this information is meaningful, because it isolates the impact that leverage and non-cash impairment and abandonment charges have on gross margin. However, because adjusted gross margin information excludes interest expense and impairment and abandonment charges, all of which have real economic effects and could materially impact our results, the utility of adjusted gross margin information as a measure of our operating performance is limited. In addition, other companies may not calculate gross margin information in the same manner that we do. Accordingly, adjusted gross margin information should be considered only as a supplement to gross margin information as a measure of our performance. The table above provides a reconciliation of adjusted gross margin numbers to the most comparable U.S. GAAP financial measure.